UAM FUNDS
	FUNDS FOR THE INFORMED INVESTOR(SM)

SUPPLEMENT DATED NOVEMBER 12, 1999 TO THE DWIGHT CAPITAL
PRESERVATION PORTFOLIO'S INSTITUTIONAL CLASS PROSPECTUS
AND THE INSTITUTIONAL SERVICE CLASS PROSPECTUS DATED MAY
28, 1999

The information concerning the redemption fee in the "Transaction Policies" section of the portfolios' prospectuses is hereby replaced in its entirety by the following information:
Redemption Fee
The portfolio will deduct a 2.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the portfolio held for less than twelve months. Shareholders who have held their shares continuously for at least twelve months would not pay a redemption fee.
The portfolio charges the redemption fee primarily to help minimize the impact the redemption may have on the performance of the portfolio and to offset certain transaction costs and administrative expenses the portfolio incurs because of the redemption. The portfolio also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term interest rate movements.






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